                                                                    Exhibit 99.1


Redback Networks Announces First Quarter 2001 Operating Results

     SAN JOSE, Calif.--(BUSINESS WIRE)--April 11, 2001--Redback Networks Inc. (NASDAQ: RBAK), a leading provider of next-generation equipment for metro access networks, today announced results for the fiscal quarter ending March 31, 2001. Net revenue for the first quarter of 2001 was $90.9 million, compared with $34.2 million for the same period in the prior year, an increase of 166 percent. Pro forma net loss for the first quarter of 2001 was $18.4 million or $0.13 per share, which excludes acquisition-related charges, stock compensation charges, restructuring and certain inventory charges. This compares to pro forma diluted net income of $0.05 per share for Q4 2000 and $0.01 per share for the same period one year ago. Before pro forma adjustments, net loss for the first quarter of 2001 was $400.5 million or $2.92 per share compared to a net loss of $85.2 million or $0.96 per share for the same period in the prior year.


About Redback Networks Inc.

     Founded in 1996 and headquartered in San Jose, Calif., Redback Networks Inc., is a leading provider of innovative networking solutions for metro optical and broadband networks. The Company's Subscriber Management Systems(TM) (SMS) connect and manage large numbers of broadband subscribers, and is widely deployed around the world. To deliver next generation services for metropolitan optical networks, the Redback(R) SmartEdge(TM) multi-service platforms leverage powerful advances in application-specific integrated circuit, IP, and optical technology. The Company's

Network and Service Management family of products enable rapid provisioning and faster time to market for new services, while reducing operational expenses. With this product portfolio, Redback Networks is the first equipment supplier focused exclusively on developing integrated solutions for the New Access Network.

     Redback is a U.S. Registered Trademark; Subscriber Management System and SmartEdge are Trademarks of Redback Networks Inc. Other trademarks, service marks, and trade names belong to their respective owners.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

     The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding Redback Networks' expectations, beliefs, intentions or strategies regarding the future. Forward-looking statements include statements regarding future sales, product deployment and network configurations. All forward-looking statements included in this document are based upon information available to Redback Networks as of the date hereof, and Redback Networks assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These and other risks relating to Redback Networks' business are set forth in the documents filed by Redback Networks with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.

                            Redback Networks, Inc.
           Pro Forma Condensed Consolidated Statements of Operations
                   (In thousands, except per share amounts)
                                  (unaudited)

                                            Three Months Ended
                                          March 31,    March 31,
                                            2001         2000
                                          ---------    ---------
Net revenues                              $  90,937    $  34,163
Cost of revenues                             52,301        8,080
                                          ---------    ---------
Pro forma gross margin                       38,636       26,083
                                          ---------    ---------

Operating expenses:
 Research and development                    29,711       12,139
 Selling, general and administrative         30,842       13,255
                                          ---------    ---------
Total operating expenses                     60,553       25,394
                                          ---------    ---------

Pro forma income

 (loss) from operations                     (21,917)         689

Other income, net                             3,523          730
                                          ---------    ---------
Pro forma net income (loss)               $ (18,394)   $   1,419
                                          =========    =========

Pro forma basic net income
 (loss) per share                         $  (0.13)    $    0.02
                                          =========    =========
Pro forma diluted net income
 (loss) per share                         $  (0.13)    $    0.01
                                          =========    =========
Shares used in computing pro
 forma basic net income (loss)
 per share                                  137,121       89,137
                                          =========    =========

Shares used in computing pro
 forma diluted net income (loss)
 per share                                  137,121      117,270
                                          =========    =========

Note 1: The above pro forma condensed consolidated statements of operations is not a presentation in accordance with generally accepted accounting principles as it excludes the effects of the following (in thousands):

During the three months ended March 31, 2001, certain inventory charges included in cost of revenues of $24,000.

During the three months ended March 31, 2001 and March 31, 2000, amortization of developed technology included in cost of revenues of $1,478 and $217, respectively.

During the three months ended March 31, 2001, restructuring charges of $23,250.

During the three months ended March 31, 2000, in-process research and development of $15,300, which resulted from the merger with Siara Systems, Inc.

During the three months ended March 31, 2001 and March 31, 2000, amortization of intangible assets of $315,441 and $70,604, respectively.

During the three months ended March 31, 2001 and March 31, 2000, amortization of deferred stock compensation related to operating expenses of $17,901 and $535, respectively.

                            Redback Networks, Inc.
                Condensed Consolidated Statements of Operations
                   (In thousands, except per share amounts)
                                  (unaudited)

                                                          Three Month Ended
                                                        March 31,    March 31,
                                                            2001         2000
                                                       ---------    ---------

Net revenues                                           $  90,937    $  34,163
Cost of revenues                                          77,779        8,297
                                                       ---------    ---------
Gross margin                                              13,158       25,866
                                                       ---------    ---------

Operating expenses:
 Research and development                                 29,711       12,139
 Selling, general and
  administrative                                          30,842       13,255
 Restructuring charges                                    23,250           --
 Amortization of intangible
  assets                                                 315,441       70,604
 In-process research
  and development                                             --       15,300
 Amortization of deferred

  stock compensation                                      17,901          535
                                                       ---------    ---------
Total operating expenses                                 417,145      111,833
                                                       ---------    ---------

Loss from operations                                    (403,987)     (85,967)

Other income, net                                          3,523          730
                                                       ---------    ---------

Net loss                                               $(400,464)   $ (85,237)
                                                       =========    =========

Basic and diluted net loss
 per share                                             $   (2.92)   $   (0.96)
                                                       =========    =========

Shares used in computing basic
 and diluted net loss per share                          137,121       89,137
                                                       =========    =========

                            Redback Networks, Inc.
                     Condensed Consolidated Balance Sheets
                                (In thousands)
                                  (unaudited)

                                        March 31,   December 31,
                                            2001           2000
                                        ---------   ------------
                   Assets

Assets:

Cash, cash equivalents and
 investments in marketable
 debt securities                       $  380,011     $  433,669
Accounts receivable, net                   90,166         96,377
Inventories                                34,866         17,207
Other assets                               70,331         58,442
Property and equipment, net                93,880         73,677
Goodwill and other intangibles          3,762,627      4,091,152
                                       ----------     ----------
Total assets                           $4,431,881     $4,770,524
                                       ==========     ==========


Liabilities and Stockholders' Equity

Liabilities:

Accounts payable and
 accrued liabilities                   $  157,891     $  101,500
Deferred revenue                           13,559         11,080
Convertible notes and borrowings          505,596        508,797

Stockholders' equity                    3,754,835      4,149,147
                                       ----------     ----------
Total liabilities and stockholders'
 equity                                $4,431,881     $4,770,524
                                       ==========     ==========

Contact:
     Redback Networks
     Dennis Wolf,  408/571-5155 (Financial /IR)
     Anne Smith, 508/571-8349 (Public Relations)